                                                                    EXHIBIT 99.1

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
[CENTERPOINT ENERGY LOGO]                           Phone   713.207.7702

                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500

FOR IMMEDIATE RELEASE

                                                                     Page 1 of 6
--------------------------------------------------------------------------------

                CENTERPOINT ENERGY REPORTS STRONG FULL YEAR AND
                          FOURTH QUARTER 2003 EARNINGS

      HOUSTON, TX - FEBRUARY 12, 2004 - CenterPoint Energy, Inc. (NYSE: CNP) today reported income from continuing operations of $149 million, or $0.48 per diluted share, for the fourth quarter of 2003 compared to a loss of $24 million, or $0.08 per diluted share, for the fourth quarter of 2002. The company reported $496 million, or $1.62 per diluted share, of income from continuing operations before cumulative effect of accounting change for 2003, compared to $369 million, or $1.23 per diluted share, for the prior year.

      The company's net income for the fourth quarter 2003 was $147 million, or $0.48 per diluted share, compared to a net loss of $63 million, or $0.21 per diluted share for the fourth quarter of 2002. Net income for 2003 was $560 million, or $1.83 per diluted share compared to a net loss of $3.9 billion, or $13.08 per diluted share, for 2002. In 2003, net income included a gain of $80 million relating to the implementation of SFAS No. 143, "Accounting for Asset Retirement Obligations", and a $16 million loss from discontinued operations primarily related to the sale of the company's energy management services business. The loss in 2002 included $4.3 billion related primarily to the write-down of the company's investment in Reliant Resources, Inc. (RRI) in conjunction with the company's distribution of that investment to CenterPoint Energy shareholders in September 2002.

      "I'm pleased to report improved operating results, which reflect the continued solid performance of our core operating units and the significant contributions from Texas Genco and the ECOM true-up formula," said David McClanahan, president and chief executive officer of CenterPoint Energy. "Our enhanced financial flexibility and liquidity, together with the improvements made in our core businesses this past year, have created a solid foundation for the future. This upcoming year will be key to us as we seek a buyer for our 81 percent interest in Texas Genco and complete the final steps in the regulatory process which determines the amount of stranded investment associated with our generating units to be recovered."

                                    - more -

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
[CENTERPOINT ENERGY LOGO]                           Phone   713.207.7702

                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500

FOR IMMEDIATE RELEASE

                                                                     Page 2 of 6
--------------------------------------------------------------------------------

FULL YEAR AND FOURTH QUARTER 2003 HIGHLIGHTS

The company's operating performance for 2003 compared to 2002 benefited from:

       o improved operating income from Texas Genco of $355 million, including $123 million for the fourth quarter

       o continued customer growth, with the addition of over 85,000 metered electric and gas customers

       o increased revenues from rate increases in the natural gas distribution businesses of $33 million, including $3 million for the fourth quarter

The company's results for 2003 compared to 2002 were negatively impacted by:

       o an increase in interest expense of $170 million; however, interest expense decreased by $59 million in the fourth quarter due primarily to lower amortization of financing expenses

       o higher pension and insurance expenses of $59 million, including $4 million in the fourth quarter

       o a reduction in Excess Cost Over Market (ECOM) of $36 million; however, ECOM increased $60 million in the fourth quarter

In 2003, CenterPoint Energy enhanced its financial flexibility and liquidity by:

       o accessing the capital markets for transactions totaling approximately $4 billion

       o    reducing the company's bank credit facility by $1.5 billion

       o restructuring the remaining $2.35 billion credit facility, thereby extending the maturity to October 2006, lowering the interest rate by 100-150 basis points and otherwise obtaining more favorable terms

Additional significant events for CenterPoint Energy during 2003 included:

       o the distribution of approximately 19 percent of the Texas Genco common stock to its shareholders in January 2003 in preparation for its stranded investment determination in 2004

       o the completion of the sales of certain non-strategic businesses, including all of its remaining international interests and its energy management services business

                                    - more -

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
[CENTERPOINT ENERGY LOGO]                           Phone   713.207.7702

                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500

FOR IMMEDIATE RELEASE

                                                                     Page 3 of 6
--------------------------------------------------------------------------------

OPERATING INCOME BY SEGMENT DETAILED

ELECTRIC TRANSMISSION & DISTRIBUTION

      The electric transmission & distribution segment generated operating income of $284 million in the fourth quarter of 2003, consisting of $78 million for the regulated electric transmission & distribution utility (TDU) and non-cash operating income of $206 million associated with ECOM, as described below. For the fourth quarter of 2002 operating income was $169 million, consisting of $23 million from the TDU and non-cash operating income of $146 million associated with ECOM.

      Revenues for the TDU continued to benefit from solid customer growth in the fourth quarter of 2003. The quarter also benefited from lower operation and maintenance expenses, including a favorable settlement of the company's transmission cost lawsuit and lower spending for materials and supplies, as well as severance costs incurred in the fourth quarter of 2002, which did not recur in the fourth quarter of 2003. In addition, the fourth quarter of 2002 reflected a $22 million charge associated with the settlement of issues in a fuel reconciliation proceeding.

       Under the Texas electric restructuring law, a regulated utility may recover, in its 2004 stranded cost true-up proceeding, the difference between the market prices received in 2002 and 2003 by its affiliated power generation company in the Public Utility Commission of Texas (PUC) mandated auctions and the projections for the same time periods used in the ECOM model established by the PUC. Beginning in 2004, there will no longer be an ECOM contribution to earnings.

      Operating income was $1.1 billion for the year, consisting of $446 million for the TDU and non-cash operating income of $661 million from ECOM. The transmission & distribution segment's operating income in 2002 was $1.1 billion, consisting of $399 million from the TDU and non-cash operating income of $697 million from ECOM. The $47 million increase in operating income for the TDU was driven by continued strong customer growth. At the end of 2003, the TDU served
1.84 million metered customers, an increase of 47,000, or 2.6 percent. Although pension costs were higher, operation and maintenance expenses declined as a result of the benefit of the transmission lawsuit settlement and severance costs noted above, and costs related to the transition to the deregulated market in 2002 which did not recur in 2003. In addition, 2002 reflected the fuel reconciliation settlement noted above.

                                    - more -

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
[CENTERPOINT ENERGY LOGO]                           Phone   713.207.7702

                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500

FOR IMMEDIATE RELEASE

                                                                     Page 4 of 6
--------------------------------------------------------------------------------

ELECTRIC GENERATION

      Texas Genco reported operating income of $64 million for the fourth quarter of 2003, compared to an operating loss of $59 million for the same period of 2002. Capacity and other revenues were bolstered by increased prices for its baseload products due primarily to strong wholesale electricity prices and revenues from the sales of surplus air emission allowances ($10 million). Energy revenues also increased and more than offset increased fuel and purchased power costs. Operation and maintenance expenses for the fourth quarter of 2003 were lower than the prior year primarily related to expenses incurred in the fourth quarter of 2002 which did not recur in the fourth quarter of 2003, the most significant of which was an early retirement program. Taxes other than income taxes increased in the fourth quarter of 2003 compared to the same period of 2002 due primarily to higher property taxes in 2003 and to reduced state franchise taxes in the fourth quarter of 2002.

      Operating income for Texas Genco was $222 million for 2003, compared to an operating loss of $133 million for 2002. Consistent with the fourth quarter, revenues increased due to higher capacity revenue for baseload products, the sales of surplus air emission allowances ($16 million) and higher energy revenue which more than offset higher fuel and purchased power costs. Operation and maintenance expenses increased due to higher pension expenses, as well as higher costs associated with planned and several unplanned unit outages. These increases were partially offset by expenses incurred in the fourth quarter of 2002 which did not recur in 2003, as noted above.

NATURAL GAS DISTRIBUTION

      The natural gas distribution segment reported operating income of $56 million for the fourth quarter of 2003, compared to $84 million for the same period of 2002. The reduction in operating income in the quarter resulted from a change in the estimate of margins earned on unbilled revenues, as well as from milder weather and reduced consumption. Lower operation and maintenance expenses partially mitigated these impacts on operating income.

      The natural gas distribution segment reported operating income of $202 million for 2003 compared to $198 million for 2002. Rate increases and customer growth of 38,000 contributed to revenue increases, which more than offset higher operation and maintenance expenses attributable primarily to higher pension and bad debt expense, as well as the change in estimate noted above.

      In addition, the costs associated with a receivables facility, modified in November 2002, reduced operating income by $7 million for 2003. Prior to the amendment, these costs were included in interest expense.

                                    - more -

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
[CENTERPOINT ENERGY LOGO]                           Phone   713.207.7702

                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500

FOR IMMEDIATE RELEASE

                                                                     Page 5 of 6
--------------------------------------------------------------------------------

PIPELINES AND GATHERING

      The pipelines and gathering segment reported operating income of $34 million for the fourth quarter of 2003 compared to $35 million for the same period of 2002. The slight decline results primarily from increased operation and maintenance expenses.

      The pipelines and gathering segment reported operating income of $158 million for 2003 compared to $153 million for 2002. The improvement in operating income resulted primarily from an increase in throughput and enhanced services related to gas gathering operations.

OTHER OPERATIONS

      The company's other operations reported an operating loss of $3 million for the fourth quarter of 2003 compared to operating income of $32 million for the same period of 2002. Operating income was $2 million for 2003 compared to $19 million for 2002. The changes for both the quarter and the year relate primarily to timing differences in the assignment of corporate costs to the business segments.

WEBCAST OF EARNINGS CONFERENCE CALL

      CenterPoint Energy's management will host an earnings conference call on Thursday, Feb. 12, 2004, at 10:30 a.m. Central time. Interested parties may listen to a live, audio broadcast of the conference call at www.CenterPointEnergy.com/investors/events. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the web site for at least one year.

      The management of Texas Genco, the company's 81 percent-owned subsidiary, will host an earnings conference call on Thursday, Feb. 12, 2004, at 9 a.m. Central time. Interested parties may listen to a live, audio broadcast of the conference call at www.txgenco.com/investor.html. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the web site for at least one year.

                                    - more -

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
[CENTERPOINT ENERGY LOGO]                           Phone   713.207.7702

                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500

FOR IMMEDIATE RELEASE

                                                                     Page 6 of 6
--------------------------------------------------------------------------------

      CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution and sales, interstate pipeline and gathering operations, and more than 14,000 megawatts of power generation in Texas, of which nearly 3,000 megawatts are currently in mothball status. The company serves nearly five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total approximately $20 billion. With more than 11,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.

                                      *****


      This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and impact of future regulatory and legislative decisions, effects of competition, weather variations, changes in CenterPoint Energy's or its subsidiaries' business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages and other factors discussed in CenterPoint Energy's and its subsidiaries' Form 10-Qs for the quarterly period ended September 30, 2003 and other filings with the Securities and Exchange Commission.

                                    - # # # -

                    CenterPoint Energy, Inc. and Subsidiaries
                      Statements of Consolidated Operations
                             (Thousands of Dollars)
                                   (Unaudited)

                                                           Quarter Ended December 31,     Twelve Months Ended December 31,
                                                          ----------------------------      ----------------------------
                                                              2003             2002             2003             2002
                                                          -----------      -----------      -----------      -----------
Revenues:
     Electric Transmission & Distribution                 $   541,624      $   464,874      $ 2,124,237      $ 2,221,618
     Electric Generation                                      407,907          275,292        2,002,368        1,540,975
     Natural Gas Distribution                               1,522,584        1,302,753        5,435,303        3,960,265
     Pipelines and Gathering                                   87,043           92,570          406,950          374,369
     Other Operations                                           4,831            9,285           30,698           29,971
     Eliminations                                             (45,151)         (39,302)        (239,432)        (229,126)
                                                          -----------      -----------      -----------      -----------
         Total                                              2,518,838        2,105,472        9,760,124        7,898,072
                                                          -----------      -----------      -----------      -----------

Expenses:
     Fuel and cost of gas sold                              1,393,794        1,168,117        5,367,398        3,883,416
     Purchased power                                           17,282            6,625           72,509           93,841
     Operation and maintenance                                431,228          440,823        1,629,361        1,586,774
     Depreciation and amortization                            154,787          154,732          624,581          614,348
     Taxes other than income taxes                             86,446           74,891          375,193          386,741
                                                          -----------      -----------      -----------      -----------
         Total                                              2,083,537        1,845,188        8,069,042        6,565,120
                                                          -----------      -----------      -----------      -----------
Operating Income                                              435,301          260,284        1,691,082        1,332,952
                                                          -----------      -----------      -----------      -----------

Other Income (Expense) :
     Gain (loss) on Time Warner investment                     62,323           30,296          105,820         (499,704)
     Gain (loss) on indexed debt securities                   (57,963)         (28,551)         (96,473)         480,027
     Interest                                                (235,325)        (280,841)        (906,023)        (708,711)
     Distribution on trust preferred securities                    --          (13,898)         (27,797)         (55,545)
     Other - net                                               14,341              437           15,708           18,359
                                                          -----------      -----------      -----------      -----------
         Total                                               (216,624)        (292,557)        (908,765)        (765,574)
                                                          -----------      -----------      -----------      -----------

Income (Loss) from Continuing Operations Before
     Income Taxes, Minority Interest and
     Cumulative Effect of Accounting Change                   218,677          (32,273)         782,317          567,378

Income Tax Benefit (Expense)                                  (61,190)           8,208         (257,444)        (198,540)
Minority Interest                                              (8,838)              (7)         (28,753)             (11)
                                                          -----------      -----------      -----------      -----------

Income (Loss) from Continuing Operations Before
     Cumulative Effect of Accounting Change                   148,649          (24,072)         496,120          368,827

Discontinued Operations:
     Income from Reliant Resources, net of tax                     --               --               --           82,157
     Income (loss) from Other Operations, net of tax             (597)          (1,106)          (2,674)             246
     Loss on disposal of Reliant Resources                         --          (37,812)              --       (4,371,464)
     Loss on disposal of Other Operations, net of tax          (1,356)              --          (13,442)              --
                                                          -----------      -----------      -----------      -----------
         Total                                                 (1,953)         (38,918)         (16,116)      (4,289,061)
                                                          -----------      -----------      -----------      -----------

Cumulative Effect of Accounting Change, net of
     minority interest and tax                                     --               --           80,072               --

                                                          -----------      -----------      -----------      -----------
Net Income (Loss) Attributable to Common Shareholders     $   146,696      $   (62,990)     $   560,076      $(3,920,234)
                                                          ===========      ===========      ===========      ===========

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of CenterPoint Energy, Inc. dated
                                November 7, 2003.

                    CenterPoint Energy, Inc. and Subsidiaries
            Selected Data From Statements of Consolidated Operations
                (Thousands of Dollars, Except Per Share Amounts)
                                   (Unaudited)

                                                                    Quarter Ended                 Twelve Months Ended
                                                                     December 31,                      December 31,
                                                             ----------------------------      ------------------------------
                                                                 2003             2002             2003               2002
                                                             -----------      -----------      -------------      -----------
Basic Earnings Per Common Share:
   Income (Loss) from Continuing Operations before
     Cumulative Effect of Accounting Change                  $      0.49      $     (0.08)     $        1.63      $      1.24
   Discontinued Operations:
      Income from Reliant Resources, net of tax                       --               --                 --             0.27
      Income (Loss) from Other Operations, net of tax                 --               --              (0.01)              --
      Loss on Disposal of Reliant Resources                           --            (0.13)                --           (14.67)
      Loss on Disposal of Other Operations, net of tax             (0.01)              --              (0.04)              --
   Cumulative Effect of Accounting Change, net of
     minority interest and tax                                        --               --               0.26               --
                                                             -----------      -----------      -------------      -----------
   Net Income (Loss) Attributable to Common Shareholders     $      0.48      $     (0.21)     $        1.84      $    (13.16)
                                                             ===========      ===========      =============      ===========
Diluted Earnings Per Common Share:
   Income (Loss) from Continuing Operations
     before Cumulative Effect of Accounting Change           $      0.48      $     (0.08)     $        1.62      $      1.23
   Discontinued Operations:
      Income from Reliant Resources, net of tax                       --               --                 --             0.27
      Income (Loss) from Other Operations, net of tax                 --               --              (0.01)              --
      Loss on Disposal of Reliant Resources                           --            (0.13)                --           (14.58)
      Loss on Disposal of Other Operations, net of tax                --               --              (0.04)              --
   Cumulative Effect of Accounting Change, net of
     minority interest and tax                                        --               --               0.26               --
                                                             -----------      -----------      -------------      -----------
   Net Income (Loss) Attributable to Common Shareholders     $      0.48      $     (0.21)     $        1.83      $    (13.08)
                                                             ===========      ===========      =============      ===========

Dividends Declared per Common Share                          $      0.10      $      0.16      $        0.40      $      1.07

   Weighted Average Common Shares Outstanding (000):
   - Basic                                                       305,666          299,233            303,867          297,997
   - Diluted                                                     308,349          300,046            306,220          299,644


OPERATING INCOME (LOSS) BY SEGMENT

   Electric Transmission & Distribution:
      Transmission & Distribution Operations                 $    77,883      $    22,898      $     446,036      $   399,219
      ECOM True-up                                               205,691          145,921            660,474          697,031
                                                             -----------      -----------      -------------      -----------
         Total Electric Transmission & Distribution              283,574          168,819          1,106,510        1,096,250
   Electric Generation                                            64,485          (59,395)           221,959         (133,561)
   Natural Gas Distribution                                       56,443           84,169            202,250          198,220
   Pipelines and Gathering                                        34,189           34,523            158,460          153,275
   Other Operations                                               (3,390)          32,168              1,903           18,768
                                                             -----------      -----------      -------------      -----------
   Total                                                     $   435,301      $   260,284      $   1,691,082      $ 1,332,952
                                                             ===========      ===========      =============      ===========

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of CenterPoint Energy, Inc. dated
                               November 7, 2003.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                           ELECTRIC TRANSMISSION & DISTRIBUTION
                                        ----------------------------------------------------------------------------------
                                              Quarter Ended                          Twelve Months Ended
                                               December 31,                              December 31,
                                        --------------------------   % Diff       ---------------------------    % Diff
                                           2003           2002      Fav/(Unfav)      2003            2002      Fav/(Unfav)
                                        -----------    -----------  -----------   -----------    ------------  -----------
RESULTS OF OPERATIONS:
Operating Revenues:
   Electric revenues                    $       336    $       319        5%      $     1,463    $      1,525       (4%)
   ECOM true-up                                 206            146       41%              661             697       (5%)
                                        -----------    -----------                -----------    ------------
      Total Revenues                            542            465       17%            2,124           2,222       (4%)
                                        -----------    -----------                -----------    ------------
Operating Expenses:
   Fuel and purchased power                      --             10      100%               --              66      100%
   Operation and maintenance                    152            175       13%              549             576        5%
   Depreciation and amortization                 67             67       --               270             271       --
   Taxes other than income                       39             44       11%              198             213        7%
                                        -----------    -----------                -----------    ------------
      Total                                     258            296       13%            1,017           1,126       10%
                                        -----------    -----------                -----------    ------------
Operating Income                        $       284    $       169       68%      $     1,107    $      1,096        1%
                                        ===========    ===========                ===========    ============

ELECTRIC TRANSMISSION & DISTRIBUTION          Quarter Ended                          Twelve Months Ended
OPERATING DATA:                                December 31,                              December 31,
                                        --------------------------                ---------------------------
ACTUAL MWH DELIVERED                       2003           2002                       2003            2002
                                        -----------    -----------                -----------    ------------
Residential                               4,504,187      4,289,445        5%       23,686,937      23,024,837        3%

WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
   Cooling degree days                          109%            82%      27%              103%            100%       3%
   Heating degree days                           86%            97%     (11%)             101%             99%       2%


AVERAGE NUMBER OF METERED CUSTOMERS:
   Residential                            1,612,781      1,567,094        3%        1,594,177       1,547,000        3%
   Commercial and Industrial                220,710        219,928       --           220,965         214,916        3%
                                        -----------    -----------                -----------    ------------
      Total                               1,833,491      1,787,022        3%        1,815,142       1,761,916        3%
                                        ===========    ===========                ===========    ============

                                                                       ELECTRIC GENERATION
                                        -----------------------------------------------------------------------------------
                                              Quarter Ended                           Twelve Months Ended
                                               December 31,           % Diff             December 31,             % Diff
                                        --------------------------                ---------------------------
                                           2003           2002      Fav/(Unfav)      2003            2002       Fav/(Unfav)
                                        -----------    -----------  -----------   -----------    ------------   -----------
RESULTS OF OPERATIONS:
Operating Revenues:
   Energy revenues                      $       215    $       200        8%      $     1,221    $      1,094       12%
   Capacity and other revenues                  193             75      157%              781             447       75%
                                        -----------    -----------                -----------    ------------
      Total                                     408            275       48%            2,002           1,541       30%
                                        -----------    -----------                -----------    ------------
Operating Expenses:
   Fuel and purchased power                     192            182       (5%)           1,171           1,083       (8%)
   Operation and maintenance                    101            119       15%              411             391       (5%)
   Depreciation and amortization                 40             39       (3%)             159             157       (1%)
   Taxes other than income                       11             (6)    (283%)              39              43        9%
                                        -----------    -----------                -----------    ------------
      Total                                     344            334       (3%)           1,780           1,674       (6%)
                                        -----------    -----------                -----------    ------------
Operating Income (Loss)                 $        64    $       (59)     208%      $       222    $       (133)     267%
                                        ===========    ===========                ===========    ============


ELECTRIC GENERATION POWER SALES (MWH)    11,047,141      9,539,888       16%       47,374,490      51,462,581       (8%)

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of CenterPoint Energy, Inc. dated
                               November 7, 2003.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                                    NATURAL GAS DISTRIBUTION
                                               -----------------------------------------------------------------------------
                                                    Quarter Ended                        Twelve Months Ended
                                                     December 31,                             December 31,
                                               ------------------------    % Diff      ------------------------    % Diff
                                                  2003          2002      Fav/(Unfav)     2003          2002     Fav/(Unfav)
                                               ----------    ----------   -----------  ----------    ----------  -----------
RESULTS OF OPERATIONS:
Operating Revenues                             $    1,522    $    1,303        17%     $    5,435    $    3,960     37%
                                               ----------    ----------                ----------    ----------
Operating Expenses:
   Natural gas                                      1,260           999       (26%)         4,428         2,995    (48%)
   Operation and maintenance                          143           158         9%            560           539     (4%)
   Depreciation and amortization                       35            32        (9%)           136           126     (8%)
   Taxes other than income                             28            30         7%            109           102     (7%)
                                               ----------    ----------                ----------    ----------
      Total                                         1,466         1,219       (20%)         5,233         3,762    (39%)
                                               ----------    ----------                ----------    ----------
Operating Income                               $       56    $       84       (33%)    $      202    $      198      2%
                                               ==========    ==========                ==========    ==========

NATURAL GAS DISTRIBUTION OPERATING DATA:
THROUGHPUT DATA IN BCF
Residential and Commercial                            100           107        (7%)           324           324     --
Industrial                                             13            14        (7%)            49            47      4%
Transportation                                         14            15        (7%)            50            57    (12%)
Non-rate regulated commercial and industrial          146           125        17%            511           471      8%
                                               ----------    ----------                ----------    ----------
   Total Throughput                                   273           261         5%            934           899      4%
                                               ==========    ==========                ==========    ==========

WEATHER (AVERAGE FOR SERVICE AREA)
Percentage of normal:
   Heating degree days                                 88%          102%      (14%)            98%          100%    (2%)


AVERAGE NUMBER OF CUSTOMERS:
   Residential                                  2,772,088     2,735,261         1%      2,755,200     2,719,161      1%
   Commercial and Industrial                      251,845       248,413         1%        250,584       248,127      1%
                                               ----------    ----------                ----------    ----------
      Total                                     3,023,933     2,983,674         1%      3,005,784     2,967,288      1%
                                               ==========    ==========                ==========    ==========

                                                                 PIPELINES AND GATHERING
                                          ----------------------------------------------------------------------
                                            Quarter Ended                     Twelve Months Ended
                                             December 31,                         December 31,
                                          -----------------      % Diff       -------------------      % Diff
                                           2003      2002       Fav/(Unfav)     2003        2002     Fav/(Unfav)
                                          -------   -------     -----------    -------    -------    -----------
RESULTS OF OPERATIONS:
Operating Revenues                        $    87   $    93         (6%)       $   407    $   374          9%
Operating Expenses:
   Natural gas                                 --        12        100%             61         32        (91%)
   Operation and maintenance                   38        32        (19%)           129        130          1%
   Depreciation and amortization                9        10         10%             40         41          2%
   Taxes other than income                      6         4        (50%)            19         18         (6%)
                                          -------   -------                    -------    -------
      Total                                    53        58          9%            249        221        (13%)
                                          -------   -------                    -------    -------
Operating Income                          $    34   $    35         (3%)       $   158    $   153          3%
                                          =======   =======                    =======    =======

PIPELINES AND GATHERING OPERATING DATA:
THROUGHPUT DATA IN BCF
Natural Gas Sales                              --         2       (100%)             9         14        (36%)
Transportation                                164       212        (23%)           794        845         (6%)
Gathering                                      73        74         (1%)           292        287          2%
Elimination                                    --        (1)       100%             (4)        (9)        56%
                                          -------   -------                    -------    -------
   Total Throughput                           237       287        (17%)         1,091      1,137         (4%)
                                          =======   =======                    =======    =======

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of CenterPoint Energy, Inc. dated
                               November 7, 2003.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                 OTHER OPERATIONS
                            ---------------------------------------------------------------------
                               Quarter Ended                    Twelve Months Ended
                                December 31,                       December 31,
                            ------------------      % Diff      -------------------     % Diff
                             2003        2002     Fav/(Unfav)     2003       2002     Fav/(Unfav)
                            ------      ------    -----------    ------     ------    -----------
RESULTS OF OPERATIONS:
Operating Revenues          $    2      $    9         (78%)     $   28     $   30         (7%)
Operating Expenses               5         (23)       (122%)         26         11       (136%)
                            ------      ------                   ------     ------
Operating Income (Loss)     $   (3)     $   32        (109%)     $    2     $   19        (89%)
                            ======      ======                   ======     ======


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of CenterPoint Energy, Inc. dated
                               November 7, 2003.